© Mercury Systems, Inc. SECOND QUARTER FISCAL YEAR 2023 FINANCIAL RESULTS Mark Aslett President and CEO Michael Ruppert Executive Vice President and CFO January 31, 2023, 5:00 pm ET Webcast login at www.mrcy.com/investor Webcast replay available by 7:00 p.m. ET January 31, 2023

© Mercury Systems, Inc.2 Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the products and services described herein and to business performance in fiscal 2023 and beyond, including our projections for revenue, organic growth, bookings growth, and adjusted EBITDA, our expectations regarding the size of our addressable market, and our plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward- looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of epidemics and pandemics such as COVID, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, inflation, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, changes in, or in the interpretation or enforcement of, environmental rules and regulations, market acceptance of the Company's products, shortages in or delays in receiving components, supply chain delays or volatility for critical components such as semiconductors, production delays or unanticipated expenses including due to performance quality issues or manufacturing execution issues, the impact of the COVID pandemic and supply chain disruption, inflation and labor shortages, among other things, on program execution and the resulting effect on customer satisfaction, inability to fully realize the expected benefits from acquisitions, restructurings and value creation initiatives such as 1MPACT, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements, changes in tax rates or tax regulations, such as the deductibility of internal research and development, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, which difficulties may be enhanced by the Company’s announced strategic review initiative, including a potential sale of the Company, unanticipated challenges with the transition of the Company’s Chief Financial Officer role, unanticipated costs under fixed- price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 1, 2022. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

© Mercury Systems, Inc.3 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// Board decision to review strategic alternatives  Underscores our commitment to enhancing shareholder value  During the process we will continue to execute on our strategic plan for growth and value creation  No further comments, nor updates on developments, until process completed

© Mercury Systems, Inc.4 Q2 FY23 demand strong, maintain full year revenue and adj EBITDA guidance  Q2 marked return to organic growth, positive cash flows, revenue consistent with guidance  Financial results, especially adj. EBITDA, reflect impact of customer program funding delay  Industry and business continue to navigate cumulative effects of pandemic  Solid pipeline, bookings underpin H2 organic growth, improved adj. EBITDA  Demand signals strong; bookings growth drove 1.18 book-to-bill, YOY backlog up 17%  Expect break-even to slightly positive FY23 cash flows, including impact of R&D tax legislation

© Mercury Systems, Inc.5 Secular industry trends remain favorable, heightened geopolitical challenges  Defense bill increases reinforce challenging geopolitical environment  Strong underlying bipartisan support for defense remains despite near-term budget delay risk  Positive long-term outlook for growth in US/allied defense spend, growing electronic content  Mercury poised to benefit from electronification, more compute capability on defense platforms  Continued benefit from supply chain delayering and reshoring, increased subsystem outsourcing  Strategic entry to mission systems, chip scale processing solutions further expand opportunity

© Mercury Systems, Inc.6 Improvement in business momentum, macro challenges persist  While improving, macro industry challenges persist, supply chain remains headwind  Semiconductor lead times remains challenging, supply chain issues driving delays  Average semi lead times shorter than Q1; no significant improvement expected until H2 FY24  Mitigating semiconductor inflation pressures with successful procurement, pricing initiatives  Working capital investments mitigate supply chain risk, ensure delivery on customer commitments

© Mercury Systems, Inc.7 Operational Excellence, 1MPACT driving value creation at scale  Executing on plan with visibility to multi-year period of accelerating growth and profitability  Demand improving; strong bookings, record backlog; organic growth continues  1MPACT evolved to manage industry headwinds, strengthen basics, deliver immediate benefits  Augmenting focus on continuous improvement: supply chain, operations, program execution  Headwinds should diminish as supply chain and labor market conditions continue to improve  Longer-term digital transformation initiatives ongoing; optimizing facilities footprint

Q2 FY23 vs. Q2 FY22

In $ millions, except percentage and per share data	Q2 FY22[3]	Q2 FY23[3]	CHANGE
Bookings Book-to-Bill	$236.9 1.08	$270.3 1.18	14%
Backlog 12-Month Backlog	$953.7 572.4	$1,117.7 765.5	17%
Revenue Organic Revenue (Decline) Growth [1]	$220.4 (13%)	$229.6 1%	4%
Gross Margin	39.6%	35.3%	(4.3) bps
Operating Expenses Selling, General & Administrative Research & Development Amortization/Restructuring/Acquisition	$87.6 36.8 28.3 22.5	$88.5 45.1 26.9 16.5	1%
GAAP Net Loss	($2.6)	($10.9)	N.A.
GAAP Loss Per Share Weighted Average Diluted Shares	($0.05) 55.5	($0.19) 56.3	N.A.
Adjusted EPS[2]	$0.39	$0.26	(33%)
Adj. EBITDA[2] % of revenue	$38.1 17.3%	$35.7 15.5%	(6%)
Operating Cash Flow	$6.8	$35.4	419%
Free Cash Flow[2] % of Adjusted EBITDA	($1.2) N.A.	$22.2 62.2%	N.A.

Notes
(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.
(2) Non-GAAP, see reconciliation table.
(3) All references in this presentation to the second quarter of fiscal 2022 and full fiscal 2022 are to the quarter ended December 31, 2021 and to the 52-week period ended July 1, 2022. All references to the second quarter of fiscal 2023 and full fiscal 2023 are to the quarter ended December 30, 2022 and to the 52-week period ending June 30, 2023.

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© Mercury Systems, Inc.9 Balance sheet As of (In $ millions)(1) 12/31/21 4/1/22 7/1/22 9/30/22 12/30/22 ASSETS Cash & cash equivalents $105.2 $91.7 $65.7 $52.0 $76.9 Accounts receivable, net 320.1 367.1 447.9 494.7 479.3 Inventory, net 251.3 259.6 270.3 287.6 312.0 PP&E, net 127.4 125.7 127.2 125.9 122.0 Goodwill and intangibles, net 1,318.4 1,303.2 1,289.4 1,274.9 1,261.5 Other 108.4 112.5 103.9 114.0 96.2 TOTAL ASSETS $2,230.8 $2,259.8 $2,304.4 $2,349.0 $2,348.0 LIABILITIES AND S/E AP and accrued expenses $136.9 $170.2 $187.5 $158.8 $167.5 Other liabilities 155.3 137.7 128.2 139.8 124.8 Debt 451.5 451.5 451.5 511.5 511.5 Total liabilities 743.7 759.4 767.2 810.1 803.9 Stockholders’ equity 1,487.1 1,500.4 1,537.2 1,538.9 1,544.1 TOTAL LIABILITIES AND S/E $2,230.8 $2,259.8 $2,304.4 $2,349.0 $2,348.0 Notes (1) Rounded amounts used.

© Mercury Systems, Inc.10 Cash flow summary For the Fiscal Quarters Ended (In $ millions)(1) 12/31/21 4/1/22 7/1/22 9/30/22 12/30/22 Net (Loss) Income ($2.6) $4.1 $16.9 ($14.3) ($10.9) Depreciation and amortization 24.1 24.5 23.4 23.7 27.2 Other non-cash items, net 5.8 8.4 14.5 8.8 (8.2) Cash settlement for termination of interest rate swap - - - 6.0 - Changes in Operating Assets and Liabilities Accounts receivable, unbilled receivables, and costs in excess of billings (8.5) (47.3) (81.3) (47.3) 16.4 Inventory (7.6) (8.0) (12.5) (18.4) (21.8) Accounts payable and accrued expenses (8.4) 32.3 12.8 (17.8) (11.0) Other 4.1 (18.3) 6.7 (6.7) 43.7 (20.4) (41.2) (74.3) (90.2) 27.3 Operating Cash Flow 6.8 (4.3) (19.4) (66.0) 35.4 Capital expenditures (8.0) (6.1) (8.2) (7.3) (13.2) Free Cash Flow(2) ($1.2) ($10.3) ($27.6) ($73.4) $22.2 Free Cash Flow(2) / Adjusted EBITDA(2) N.A. N.A. N.A. N.A. 62% Free Cash Flow(2) / GAAP Net (Loss) Income N.A. N.A. N.A. N.A. N.A. Notes (1) Rounded amounts used. (2) Non-GAAP, see reconciliation table.

© Mercury Systems, Inc.11 Q3 FY23 guidance In $ millions, except percentage and per share data Q3 FY22(1) Q3 FY23(2)(5) CHANGE Revenue $253.1 $245.0 - $260.0 (3%) - 3% GAAP Net Income (Loss) $4.1 ($5.8) - $1.0 N.A. GAAP Earnings (Loss) Per Share $0.07 ($0.10) - $0.02 N.A. Weighted-average diluted shares outstanding 56.0 56.9 Adjusted EPS(4) $0.57 $0.32 - $0.42 (44%) - (26%) Adj. EBITDA(4) % of revenue $52.5 20.7% $40.0 - $47.0 16.3% - 18.1% (24%) - (10%) Notes (1) Q3 FY22 figures are as reported in the Company’s earnings release dated May 3, 2022. (2) The guidance included herein is from the Company’s earnings release dated January 31, 2023. (3) The effective tax rate in the guidance included herein excludes discrete items (4) Non-GAAP, see reconciliation table. (5) All references in this presentation to the third quarter of fiscal 2022 are to the quarter ended April 1, 2022, and to the third quarter of fiscal 2023 are to the quarter ending March 31, 2023.

© Mercury Systems, Inc.12 FY23 annual guidance In $ millions, except percentage and per share data FY22(1) FY23(2)(5) CHANGE Revenue $988.2 $1,010.0 - $1,050.0 2% - 6% GAAP Net Income $11.3 $13.9 - $24.8 23% - 120% GAAP EPS $0.20 $0.24 - $0.44 20% - 120% Weighted-average diluted shares outstanding 55.9 56.8 Adjusted EPS(4) $2.19 $1.90 - $2.08 (13%) - (5%) Adj. EBITDA(4) % of revenue $200.5 20.3% $202.5 - $215.0 20.0% - 20.5% 1% - 7% Notes (1) FY22 figures are as reported in the Company’s earnings release dated August 2, 2022. (2) The guidance included herein is from the Company’s earnings release dated January 31, 2023. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. (5) All references in this presentation to the full fiscal 2022 are to the 52-week period ended July 1, 2022, and to the full fiscal 2023 are to the 52-week period ending June 30, 2023.

© Mercury Systems, Inc.13 Implied Q4 FY23 guidance In $ millions, except percentage and per share data H1 FY23 Actuals(1) Q3 FY23 Guidance Midpoint(2)(5) FY23 Guidance Midpoint(2)(5) Implied Q4 Guidance Midpoint Revenue % growth $457.2 3% $252.5 0% $1,030.0 4% $320.3 11% GAAP Net (Loss) Income ($25.3) ($2.4) $19.4 $47.1 GAAP (Loss) Earnings Per Share ($0.45) ($0.04) $0.34 $0.83 Adjusted EPS(4) $0.50 $0.37 $1.99 $1.12 Adj. EBITDA(4) % of revenue $66.9 14.6% $43.5 17.2% $208.8 20.3% $98.4 30.7% Notes (1) FY23 figures are as reported in the Company’s earnings release dated January 31, 2023. (2) The guidance included herein is from the Company’s earnings release dated January 31, 2023. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. (5) All references in this presentation to to the full fiscal 2023 are to the 52-week period ending June 30, 2023.

© Mercury Systems, Inc.14 Summary  Delivered solid bookings, returned to organic growth, positive cash flow  Demand strong and getting stronger; precise timing of booking conversion may vary  Expect FY23 organic revenue, bookings growth, revenue >$1B, maintain FY23 revenue guidance  Positioned for stronger FY24 as headwinds normalize; further growth and value creation  1MPACT providing near and long-term discipline, value creation at scale  Positive 5-year outlook: increased defense spend; right capabilities, markets, and programs  Ongoing value creation driven by HSD/LDD organic growth, margin expansion, cash flow, M&A

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Adjusted EPS reconciliation

(In thousands, except per share data)[2]	Q2 FY22	Q2 FY23	LTM Q2 FY22	LTM Q2 FY23	Q3 FY23[2][4] Low	Q3 FY23[2][4] High	FY23[2][4] Low	FY23[2][4] High
(Loss) Earnings per share[1]	$ (0.05)	$ (0.19)	$ 0.42	$ (0.08)	$ (0.10)	$ 0.02	$ 0.24	$ 0.44
Net (Loss) Income	$ (2,639)	$(10,920)	$ 23,781	$ (4,201)	$ (5,800)	$ 1,000	$ 13,900	$ 24,800
Other non-operating adjustments, net	226	(1,463)	104	2,623	-	-	300	300
Amortization of intangible assets	16,002	13,536	55,533	58,641	12,800	12,800	53,500	53,500
Restructuring and other charges	3,802	2,069	23,050	14,946	-	-	3,600	3,600
Impairment of long-lived assets	-	-	-	-	-	-	-	-
Acquisition, financing and other third party costs	3,115	1,309	10,538	12,033	700	700	5,500	5,500
Fair value adjustments from purchase accounting	(70)	177	(2,021)	(277)	200	200	400	400
Litigation and settlement expense, net	506	70	1,066	2,401	-	-	1,400	1,400
COVID related expenses	274	-	4,772	293	-	-	100	100
Stock-based and other non-cash compensation expense	7,892	13,003	31,883	44,937	15,400	15,400	53,700	53,700
Impact to income taxes[3]	(7,144)	(3,039)	(28,371)	(25,566)	(5,000)	(6,300)	(24,300)	(25,200)
Adjusted income	$ 21,964	$ 14,742	$ 120,335	$ 105,830	$ 18,300	$ 23,800	$ 108,100	$ 118,100
Adjusted earnings per share[1][5]	$ 0.39	$ 0.26	$ 2.17	$ 1.88	$ 0.32	$ 0.42	$ 1.90	$ 2.08
Weighted-average shares outstanding:								
Basic	55,520	56,252			56,500	56,500		
Diluted	55,693	56,477			56,900	56,900	56,800	56,800

Notes

(1) Per share information is presented on a fully diluted basis.
(2) Rounded amounts used.
(3) Impact to income taxes is calculated by recasting income before income taxes to include the items involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the items.
(4) All references in this presentation to the third quarter of fiscal 2023 are to the quarter ending March 31, 2023. All references in this presentation to the full fiscal 2023 are to the 52-week period ending June 30, 2023.
(5) Adjusted earnings per share is calculated using diluted shares whereas Net loss is calculated using basic shares. There was no impact to the calculation of adjusted earnings per share as a result of this for the second quarters ended December 30, 2022 and December 31, 2021, respectively.

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Adjusted EBITDA reconciliation

					Q3 FY23[1][2]		FY23[1][2]	
(In thousands)[1][2]	**Q2 FY22**	**Q2 FY23**	**LTM Q2 FY22**	**LTM Q2 FY23**	**Low**	**High**	**Low**	**High**
Net (Loss) Income	**$ (2,639)**	**$ (10,920)**	**$ 23,781**	**$ (4,201)**	**$ (5,800)**	**$ 1,000**	**$ 13,900**	**$ 24,800**
Other non-operating adjustments, net	226	(1,463)	104	2,623	-	-	300	300
Interest expense, net	1,089	6,370	2,777	14,876	7,100	7,100	25,600	25,600
Income tax (benefit) provision	(155)	(2,151)	7,902	4,543	(200)	-	2,000	3,600
Depreciation	8,064	13,697	30,825	40,154	9,800	9,800	42,500	42,500
Amortization of intangible assets	16,002	13,536	55,533	58,641	12,800	12,800	53,500	53,500
Restructuring and other charges	3,802	2,069	23,050	14,946	-	-	3,600	3,600
Impairment of long-lived assets	-	-	-	-	-	-	-	-
Acquisition, financing and other third party costs	3,115	1,309	10,538	12,033	700	700	5,500	5,500
Fair value adjustments from purchase accounting	(70)	177	(2,021)	(277)	200	200	400	400
Litigation and settlement expense, net	506	70	1,066	2,401	-	-	1,400	1,400
COVID related expenses	274	-	4,772	293	-	-	100	100
Stock-based and other non-cash compensation expense	7,892	13,003	31,883	44,937	15,400	15,400	53,700	53,700
Adjusted EBITDA	**$ 38,106**	**$ 35,697**	**$ 190,210**	**$ 190,969**	**$ 40,000**	**$ 47,000**	**$ 202,500**	**$ 215,000**

Notes
1. Rounded amounts used.
2. All references in this presentation to the third quarter of fiscal 2023 are to the quarter ending March 31, 2023. All references in this presentation to the full fiscal 2023 are to the 52-week period ending June 30, 2023.

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© Mercury Systems, Inc.18 Free cash flow reconciliation Organic revenue reconciliation Notes (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. (In thousands) Q2 FY22 Q2 FY23 LTM Q2 FY22 LTM Q2 FY23 Organic revenue(1) $ 214,336 $ 216,318 943,879$ 935,944$ Acquired revenue 6,044 13,270 9,213 64,027 Net revenues 220,380$ 229,588$ 953,092$ 999,971$ (In thousands) Q2 FY22 Q2 FY23 LTM Q2 FY22 LTM Q2 FY23 Cash provided by (used in) operating activities $ 6,824 $ 35,392 $ 55,197 $ (54,334) Purchases of property and equipment (8,027) (13,176) (34,250) (34,756) Free cash flow (1,203)$ 22,216$ 20,947$ (89,090)$